AMENDMENT #1 TO

COLLABORATIVE RESEARCH AGREEMENT AND

LICENSE AND ROYALTY AGREEMENT

This AMENDMENT #1 TO COLLABORATIVE RESEARCH AGREEMENT AND LICENSE AND ROYALTY AGREEMENT (“Amendment #1”) is entered into as of September 15, 2004 (the “Amendment #1 Effective Date”) by and between PFIZER INC, a Delaware corporation, having an office at 235 East 42nd Street, New York, New York 10017 (together with its Affiliates, “Pfizer”), and MEDAREX, INC., a New Jersey corporation, with a principal place of business at 707 State Road, Princeton, New Jersey 08540, and GENPHARM INTERNATIONAL, INC., a wholly owned subsidiary of Medarex, Inc. (Medarex, Inc. and GenPharm International, Inc., together, “Medarex”).

Pfizer Inc, Medarex, Inc. and GenPharm International, Inc. are parties to a Collaborative Research Agreement and a License and Royalty Agreement, both dated April 4, 2003 (the “Collaboration Agreement” and the “License Agreement” respectively). They now wish to amend the Collaboration Agreement and the License Agreement. Accordingly the Parties agree as follows:

1.	Within three (3) business days of the Amendment #1 Effective Date, Pfizer shall pay Medarex the following amounts by wire transfer to an account provided in writing to Pfizer by Medarex:

a.	[***] Dollars [***]as consideration for the rights granted by Medarex to Pfizer pursuant to the revised Sections [***] and [***] of the Collaboration Agreement; and

b.	[***] Dollars [***] as consideration for the amendments to Section 3.3(a) of the License Agreement.

Such payments shall be non-refundable.

2.	Section 1.4 of the Collaboration Agreement is amended as follows:

a.	the word “Product” is inserted after the word “Antibody” in the second line of the first sentence; and

b.	the phrase “an Immunization Antigen and/or a Research Antigen” at the end of the Section is replaced with the words “Target Antigen”.

[***]	REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.	The existing text of Section 1.17 of the Collaboration Agreement is hereby deleted in its entirely and replaced with the following text:

“Medarex Technology” means Technology, that is or was (a) developed by employees of or consultants to Medarex alone or jointly with third parties prior to the Effective Date or (b) acquired by purchase, license, assignment or other means from third parties by Medarex prior to the Effective Date, but excluding, in each case ((a) and (b)), (i) Additional Technology and (ii) intellectual property relating to (A) the composition of matter or method of use of antibodies or fragments thereof or (B) the composition of matter or method of use of target molecules.”

4.	Section 1.18 of the Collaboration Agreement is amended such that the parenthetical phrase is removed.

5.	Section 1.25 of the Collaboration Agreement is amended such that the reference to Section 2 is a reference to Section 2.1.3.

6.	Section 1.30 of the Collaboration Agreement is amended such that the beginning of the Section reads as follows:

“1.30 “Valid Claim” means, with respect to a given patent or patent application, a claim within such patent or patent application, so long as. . .”

7.	The following sentence is added to the end of Section 2.1.2 of the Collaboration Agreement:

“In the event of a conflict between the Research Plan, on the one hand, and the terms and conditions of this Agreement and/or the License Agreement on the other hand, the terms and conditions of this Agreement and the License Agreement shall govern.”

8.	The existing text of Section 2.1.3 of the Collaboration Agreement is deleted in its entirety and replaced with the following text:

“2.1.3	Amendments to the Research Plan.

a.	During the term of this Agreement, Pfizer may from time to time, in its sole discretion, propose in writing to Medarex the research and development of one or more target molecules during the term of this Agreement (each, a “Pfizer Proposal”). Each such Pfizer Proposal shall contain the following information with respect to each proposed target molecule: its common name, its amino acid sequence and its GenBank accession number. In addition, each Pfizer Proposal shall indicate the calendar year in which Pfizer desires for Medarex to commence research under the Research Plan with respect to such target molecule.

b.	Within thirty (30) days of receipt of a Pfizer Proposal, Medarex shall notify Pfizer in writing as to which, if any, of the proposed target molecules are Excluded Antigens. All proposed target molecules that are not Excluded Antigens will automatically be deemed to be accepted by Medarex and thus designated as Target Antigens, provided, however, during the term of this Agreement, Medarex shall not be obligated to accept more than fifty (50) Target Antigens. Upon such designation of a target molecule as a Target Antigen, the Parties shall adopt a written amendment to the Research Plan for such Target Antigen during the one hundred and eighty (180) day period immediately following such designation. For the avoidance of doubt, it is understood and agreed that the following antigens are Target Antigens for all purposes of this Amendment #1: [***].

c.	An Excluded Antigen shall be defined as a target molecule that satisfies any one or more of the following criteria:

(1)	a target molecule on which Medarex is, either alone or with a third party collaborator, as of the Amendment #1 Effective Date, actively conducting a research or development program, or against which Medarex is raising or has raised antibodies (a “Qualified Existing Program”); provided that if a Qualified Existing Program is terminated by Medarex and its third party collaborator (if any) with respect to a given target molecule, such target molecule will no longer be deemed to be an Excluded Antigen; provided further that Medarex shall have no obligation to provide notice to Pfizer with respect to termination of any such Qualified Existing Program.

(2)	a target molecule that is, or prior to receipt of a Pfizer Proposal subsequently becomes, subject to an agreement that is in effect on the Amendment #1 Effective Date between Medarex and a third party, whereby under the terms of such agreement Medarex or such third party (or such third party’s sublicensee) has, or obtains, the rights to research, develop and/or commercialize antibodies against such target molecule on an exclusive basis (“Qualified Exclusive Rights”); provided that if such Qualified Exclusive Rights are terminated with respect to a given target molecule (or antibodies against such molecule), such target molecule will no longer be deemed to be an Excluded Antigen; provided further that Medarex shall have no obligation to provide notice to Pfizer with respect to termination of any such Qualified Exclusive Rights.

(3)	a target molecule that is, or prior to receipt of a Pfizer Proposal subsequently becomes, subject to an agreement that is in effect on the Amendment #1 Effective Date between Medarex and a third party, whereby Medarex is precluded from immunizing its mice with respect to such target molecule pursuant to the provisions of such third party agreement (such molecule, a “Precluded Target”); provided that if Medarex subsequently becomes able to immunize its mice with respect to any such Precluded Target, such Precluded Target will no longer be deemed to be an Excluded Antigen; provided further that Medarex shall have no obligation to provide notice to Pfizer with respect to Medarex’s ability to immunize with respect to any such Precluded Target.

[***]	REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(4)	a target molecule selected by Medarex and added to Medarex Internal List X-3 (a “Qualified Future Program”); provided that: (i) the target molecule is subject to a research, development and/or commercialization program undertaken by Medarex, either alone or with a third party collaborator at the time it is added to Medarex Internal List X-3, (ii) the target molecule is not the subject of a Pfizer Proposal pursuant to Section 2.1.3(a) received by Medarex prior to Medarex’s adding the target molecule to Medarex Internal List X-3, (iii) Medarex may only select five (5) such target molecules each calendar year; and (iv) Medarex may select only one (1) such target molecule each calendar year for any given third-party collaborator. If a Qualified Future Program is terminated by Medarex and its third party collaborator (if any) with respect to a given target molecule, such target molecule will no longer be deemed to be an Excluded Antigen; provided that Medarex shall have no obligation to provide notice to Pfizer with respect to termination of any such Qualified Future Program.

Medarex Internal List X-1 shall list all target molecules described in subsection 2.1.3(c)(1) and shall be maintained at the offices of Medarex’s General Counsel. Medarex Internal List X-2 shall list all agreements described in subsections 2.1.3(c)(2) and (3) and shall be maintained at the offices of Medarex’s General Counsel. Medarex Internal List X-3 shall list all target molecules described in subsections 2.1.3(c)(2), (3) and (4) above and shall be maintained at the offices of Medarex’s General Counsel. Medarex Internal List X-3 shall be updated promptly to include target molecules described in subsections 2.1.3(c)(2), (3) and (4) above.

d.	With the exception of that certain Collaboration and License Agreement between Medarex and Kirin Brewery Company, Ltd., dated September 4, 2002, Medarex shall not renew any existing agreements that give third parties exclusivity with respect to target molecules. Except as set forth in the preceding sentence and except as permitted pursuant to Section 2.1.3(c)(4), as of the Amendment #1 Effective Date, Medarex shall not enter into new agreements that grant third parties an exclusive license to raise fully-human antibodies against target molecules. It is understood and agreed that the foregoing sentence shall not prevent Medarex from granting exclusive licenses to specific antibodies.

e.	Medarex represents and warrants that, as of the Amendment #1 Effective Date, there are no more than 140 target molecules that constitute Excluded Antigens. Medarex represents and warrants that, as of the Amendment #1 Effective Date, Medarex Internal List X-1 and X-3 contain an accurate and complete list of target molecules described in subsections 2.1.3(c)(1), (2) and (3), including for each the date when such Excluded Antigen was proposed by a third party or became subject to a third party agreement or the date when Medarex selected it for internal development, as the case may be. Medarex represents and warrants that, as of the Amendment #1 Effective Date, Medarex Internal List X-2 contains an accurate and complete list of the agreements described in subsections 2.1.3(c)(2) and (3), including for each the effective date of such agreement. Medarex covenants that Medarex Internal Lists X-1 and X-3 shall at all times contain an accurate and complete list of Excluded Antigens, and it shall update Medarex Internal List X-3 in a timely manner.

f.	Pfizer shall have the right to audit Medarex Internal Lists X-1, X-2 and X-3 no more than once each year to determine if Medarex is complying with the terms of Section 2.1.3 as it relates to molecule targets included by Pfizer as part of a Pfizer Proposal (“Proposed Molecule Targets”). The audit will be conducted by an independent third party acceptable to both parties and experienced in drug discovery processes. Medarex will provide the auditor with such information as the auditor may reasonably require in order for it determine whether Medarex is in compliance with Section 2.1.3 with respect to Proposed Molecule Targets. The auditor will then send a report to Pfizer and Medarex, in which the auditor will state whether or not Medarex is in compliance with Section 2.1.3 with respect to Proposed Molecule Targets, but such report will not disclose any information contained on Medarex Internal Lists X-1, X-2 and X-3. If the auditor reports that Medarex is not in compliance, the auditor shall, in a separate report sent only to Medarex, explain in detail the reasons for the auditor’s conclusions. If Medarex agrees with the auditor’s conclusions, Medarex shall modify the applicable Medarex Internal List(s) so as to be in compliance with Section 2.1.3 with respect to Proposed Molecule Targets. In these circumstances, if a Proposed Molecule Target would have become a Target Antigen but for the non-compliance identified by the Auditor, then such Proposed Molecular Target will, at Pfizer’s sole discretion, immediately be deemed to be a Target Antigen. If Medarex does not agree with the auditor’s conclusions, the chief executive officer of Medarex (the “Medarex Representative”) and the Vice President, Strategic Alliances of Pfizer (the “Pfizer Representative”) shall meet to discuss the matter and shall, in good faith seek to resolve the issue, provided that in no event shall the Medarex Representative be obligated to disclose the confidential information of any third party to the Pfizer Representative. Pfizer will pay the costs of such independent auditor described in this subsection, unless Medarex makes a modification to an Medarex Internal List as a result of a given auditor report, in which case Medarex shall pay the auditor’s costs in connection with that audit report.”

9.	Section 2.1.4 of the Collaboration Agreement is deleted in its entirety.

10.	The existing text of Section 3.1 of the Collaboration Agreement is deleted in its entirety and is replaced with the following text:

“3.1

a.	To compensate Medarex for amounts expended on research as of the Amendment #1 Effective Date and to be expended through September 30, 2004, Pfizer will, within five (5) business days of the Amendment #1 Effective Date and in addition to any amounts set forth in Section 1 of Amendment #1, pay Medarex [***] Dollars [***] by wire transfer to an account provided in writing to Pfizer by Medarex.

b.	Pfizer shall notify Medarex in writing with respect to new Target Antigens it wishes to designate for Medarex to put into the Research Program pursuant to Section 2.1.3. In no event will the number of new Target Antigens designated for any given calendar year be less than [***] nor more than [***]. In addition, the number of new Target Antigens designated for any given calendar year will not be (i) more than the number of new Target Antigens designated for the preceding calendar year plus [***] nor (ii) less than the number of new Target Antigens designated for the preceding calendar year minus [***]

c.	Starting on October 1, 2004, Pfizer shall pay Medarex [***] dollars [***]) per calendar quarter to fund the research to be performed by Medarex for two new Target Antigens per calendar year (the “Fixed Payments”).

d.	For any additional Target Antigen programs other than the Target Antigens that Medarex is working on as of the Amendment #1 Effective Date and the two per calendar year whose funding is reflected by the Fixed Payments, Pfizer will pay Medarex as follows: (i) upon Medarex accepting an additional Target Antigen designated by Pfizer pursuant to Sections 2.1.3(b) and 3.1(b), [***] dollars [***]; (ii) upon starting work on the Research Plan for such additional Target Antigen under Section 2.1.3, [***] dollars [***]; (iii) upon completion of [***] fusions as described in the relevant Research Plan, [***] dollars [***]; and (iv) upon sequencing of [***] hybridoma-derived clones as described in the relevant Research Plan, [***] dollars [***]. Pfizer shall pay an additional [***] dollars [***]) for the delivery to Pfizer of quantities of antibodies that bind to a Target Antigen as described in Stage II of the Research Plan. In the event that Medarex determines in good faith that Medarex’s direct and indirect costs associated with the performance of the Research Plan with respect to a given Target Antigen will exceed the amounts received by Medarex pursuant to this clause 3.1 with respect to such Target Antigen, the Steering Committee will negotiate in good faith with respect to an amendment of the Research Plan and/or additional payments to Medarex so that Medarex’s direct and indirect costs associated with the performance of such Research Plan will not exceed the amounts received by Medarex pursuant to this clause 3.1 with respect to such Target Antigen.

e.	For each additional Target Antigen program, Pfizer may terminate the Research Plan at any time, with or without cause, by giving Medarex ninety (90) days written notice, provided, however that Medarex shall be compensated for work actually completed since the last milestone payment made under Section 3.1(d). The dollar amount will be determined in good faith by the Research Committee on a pro rata basis against the next not yet due milestone payment. If, for reasons beyond Medarex’s reasonable

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control, Medarex is unsuccessful in reaching a milestone, the same method shall be used to compensate Medarex for work actually completed since the last milestone payment. Pfizer will pay any third-party program costs that Medarex is required to pay because of a program termination. Medarex will make reasonable efforts to mitigate such costs.

f.	Medarex may delay commencement of activities under the Research Plan with respect to a Target Antigen other than (I) a Target Antigen that Medarex is working on as of the Amendment #1 Effective Date and (II) the [***] Target Antigens per calendar year whose funding is reflected by the Fixed Payments, until the later of (a) the date which is six (6) months subsequent to the date of Medarex’s receipt of a Pfizer Proposal with respect to such Target Antigen and (b) the date which is two (2) months subsequent to the date of completion of the Research Plan with respect to such Target Antigen.

g.	Pfizer shall have the right to cease providing Fixed Payments by providing Medarex eighteen (18) months advance written notice; provided however, Fixed Payments shall cease no earlier than September 30, 2008. In such case, Medarex shall no longer be obligated to reserve capacity for Pfizer Target Antigen programs. Subject to Section 3.1(h) below, if Pfizer elects to cease making Fixed Payments as provided above, Pfizer shall nevertheless continue to have the right to propose Pfizer Proposals pursuant to the terms of Section 2.1.3(b) and Medarex shall have the right to decline such Pfizer Proposals for any reason.

h.	In the event that, subsequent to Pfizer’s election to cease providing Fixed Payments pursuant to Section 3.1(g), Pfizer desires to resume making Fixed Payments, Pfizer shall provide Medarex with written notice of such resumption. Following the receipt by Medarex of such Fixed Payments, all of the terms and conditions of Section 2.1.3 and this Section 3.1 shall apply as though the Fixed Payments had never ceased; provided that Medarex may delay commencement of activities under the Research Plan with respect to the initial Target Antigen programs subsequent to such resumption of Fixed Payments until the later of (a) the date which is six (6) months subsequent to the date of Medarex’s receipt of a Pfizer Proposal with respect to such Target Antigen(s) and (b) the date which is two (2) months subsequent to the date of completion of the Research Plan with respect to such Target Antigen(s).

i.	Effective for the one-year period commencing on October 1, 2006 and for each one-year period commencing on October 1st of each calendar year thereafter, the amounts payable by Pfizer pursuant to Sections 3.1(c) and 3.1(d) shall be increased by [***] over the amounts payable during the previous one-year period.

[***]	REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

11.	The existing text of Section 3.2 of the Collaboration Agreement is deleted in its entirety and replaced with the following text:

“3.2 Pfizer will pay Medarex for any additional work or materials requested of Medarex by Pfizer that Medarex agrees in writing to provide and that is not covered in the Research Plan, as amended, at an hourly FTE rate to be agreed to in writing at the time the Parties agree to the additional work plus the reasonable costs of any such materials. The additional work and fees and costs associated therewith will be described in writing by the Steering Committee and attached to Exhibit D.

12.	Section 3.4 of the Collaboration Agreement is amended such that the reference to Section 3.2.3 is a reference to Section 3.2.

13.	Section 4.1.1 of the Collaboration Agreement is amended such that the reference to Section 4.3 is a reference to Section 4.4.

14.	The first sentence of Section 4.1.2 of the Collaboration Agreement is deleted and replaced with the following text:

“Both parties agree that any disclosure of the other’s Confidential Information to any officer, employee or agent of such party or of any of its Affiliates shall be made only if and to the extent necessary to utilize the rights granted hereunder or to carry out its responsibilities under this Agreement and shall be limited to the maximum extent possible consistent with such responsibilities.”

15.	The existing text of Section 4.3 of the Collaboration Agreement is deleted in its entirety and replaced with the following text:

“4.3 Publicity. Except as required by law, neither party may disclose the terms of this Agreement nor the research described in it without the written consent of the other party, which consent shall not be unreasonably withheld; provided that either party may disclose the terms of this agreement (excluding Research Plans and Steering Committee minutes) to its investment bankers, investors and potential investors, and actual or potential acquirors (as long as such recipients have obligations of confidentiality and non-use substantially comparable to those contained herein).

16.	Section 4.4.1 of the Collaboration Agreement is amended such that the word “disclosing” in the second sentence is replaced with the words “owner of the confidential information”.

17.	Section 5.1 of the Collaboration Agreement is amended such that:

a.	the word “be” is inserted before the word “included” in the last sentence; and

b.	the following text is hereby added to the end of Section 5.1 of the Collaboration Agreement:

“Pfizer and Medarex shall jointly own the Program Patent Rights. Subject to any license granted in this Agreement and the License Agreement, Pfizer shall have the right to license, sub-license or otherwise transfer its interest in the Program Patent Rights to any third party. Subject to the license granted in this Agreement and the License Agreement, Medarex shall have the right to license, sub-license or otherwise transfer its interest in the Program Patent Rights to any third party, provided that Medarex shall not have the right to license, sub-license or otherwise transfer the Program Patent Rights relating to (i) the composition of matter or method of use of Antibody Products or (ii) the composition of matter or method of use of Target Antigens, to any third party.”

18.	Section 5.2.1 of the Collaboration Agreement is amended such that the parenthetical phrase “(other than hybridomas that produce an Antibody Product or fragment thereof subject to Section 5.3.2)”is inserted before the words related thereto in the last sentence.

19.	Section 6.1.1 of the Collaboration Agreement is amended such that the words “consult with each other regarding, and shall” are inserted after the word “shall” in the first sentence.

20.	The existing text of Section 9.1 of the Collaboration Agreement is hereby deleted in its entirely and replaced with the following text:

“9.1 Term. Unless sooner terminated, as provided below, or extended, by mutual agreement of the parties, this Agreement shall expire on the tenth anniversary of the Amendment #1 Effective Date.”

21.	Section 1.2 of the License Agreement is amended to read in its entirety as follows:

“Licensed Antibody Product” means an Antibody Product for which Pfizer has obtained a License pursuant to Article 2 and (i) the manufacture, use, sale, offer for sale or import of which would infringe any Valid Claim within the Program or Medarex Patent Rights or (ii) that is developed using a method or using a transgenic animal, wherein the use of such method or such transgenic animal would infringe any Valid Claim within the Program Patent Rights or the Medarex Patent Rights.

22.	Section 2.1 of the License Agreement is amended as follows:

(a) the first clause of the first sentence is deleted and replaced with the following words: “For a period of thirty-six (36) months from the date of Medarex’s acceptance of a Target Antigen under Section 2.1.3 of the Research Agreement,”;

(b) the following text is added to the end of the third sentence: “, and such written notice shall include (i) the amino acid sequence for such Antibody Product(s) and (ii) the Target Antigen that such Antibody Product(s) was raised against.”; and

(c) the fourth sentence is deleted and replaced with the following text: “It is understood that Pfizer’s option to acquire the License in Section 2.2(b) is subject to rights granted to third parties by Medarex with respect to the use of Medarex Technology, and that Medarex shall have the right to refuse to grant such License if Medarex has granted rights to a third party to an antibody with the identical amino acid sequence as such Antibody Product as shown by written records that predate Pfizer’s written request for such License pursuant to this Section 2.1.”

23.	Section 2.2(a) of the License Agreement is deleted and replaced with the following words:

“Subject to the Antibody Product being available for licensing pursuant to the last sentence of Section 2.1, an exclusive, worldwide license, including the right to grant sublicenses solely to Affiliates and third parties, to manufacture, use, sell, offer for sale and import up to [***] Licensed Antibody Products under all Medarex’s right, title and interest in the Program Patent Rights (other than any Additional Technology or Program Technology relating to Additional Mice) and Mice Materials; and”.

24.	Section 2.2(b) of the License Agreement is deleted and replaced with the following words:

“Subject to the Antibody Product being available for licensing pursuant to the last sentence of Section 2.1, an exclusive, worldwide license, including the right to grant sublicenses solely to Affiliates and third parties, to manufacture, use, sell, offer for sale and import up to [***] Licensed Antibody Products under all Medarex’s right, title and interest in the Medarex Patent Rights (other than any Additional Technology or Program Technology relating to Additional Mice) and Mice Materials: for human medical uses.”

25.	The second Section 2.3 of the License Agreement is amended such that it will become a new Section 2.2.1.

26.	Section 2.3.2 of the License Agreement is amended such that (i) the three references to “Licensed Antibody” shall become references to “Licensed Antibody Product”, and (ii) the reference to Sections 2.4 and 2.6 shall be a reference to Section 2.5.

27.	Section 2.5.1 of the License Agreement is amended such that the three references to “Antibodies” shall become references to “Antibody Products”.

28.	Section 2.5.2 of the License Agreement is amended such that (i) the two references to “Antibodies” shall become references to “Antibody Products”, and (ii) the reference to “Antibody” shall be a reference to “Antibody Product”.

29.	Section 2.5.3 of the License Agreement is amended such that the reference to “Antibodies” shall become a reference to “Antibody Products”.

30.	The existing text of Section 3.3(a) of the License Agreement is hereby deleted in its entirety and replaced with the following text:

“(a) The royalty paid by Pfizer to Medarex under Section 3.2 for each of the first three Licensed Antibody Products to be sold commercially (the “First Three Licensed Antibody Products”) shall be [***] of Net Sales. The royalty paid by Pfizer to Medarex under Section 3.2 for all other Licensed Antibody Products shall be:

(i) [***] of Net Sales with respect to each Licensed Antibody Product up to [***] dollars [***];

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(ii) [***] of Net Sales with respect to each Licensed Antibody Product between [***] dollars [***] and [***] dollars [***]; and

(iii) [***] of the Net Sales with respect to each Licensed Antibody Product over [***] dollars [***].

Notwithstanding anything in this Agreement, Section 3.4 shall not apply to the First Three Licensed Antibody Products.”

31.	The first clause of the fourth sentence of Section 3.8 is amended to read as follows:

“All payments made by Pfizer pursuant to this Section 3.8 with respect to Licensed Antibody Products generated against a given Target Antigen shall be credited against all sums due to Medarex pursuant to Section 3.3 of this Agreement with respect to Licensed Antibody Products generated against such Target Antigen;”

32.	The existing text of Section 3.9(a) of the License Agreement is deleted in its entirety and replaced with the following text:

“(a) Medarex shall be responsible for (i) the payment to the Medical Research Council (“MRC”) of any royalties due the MRC pursuant to the MRC Agreement, and (ii) the payment to Kirin of any royalties due to Kirin pursuant to the Kirin Agreement. Subject to paragraph (b) below, Pfizer shall be responsible for all other royalty payments to third parties in connection with the manufacture, use or sale of Licensed Antibody Products.”

33.	Section 6.1 of the License Agreement is amended such that the reference to Section 5 of the Research Agreement is a reference to Sections 4 and 5 of the Research Agreement.

34.	The first two sentences of Section 6.1.2 of the License Agreement are deleted and replaced with the following text:

“Both parties agree that any disclosure of the other’s Confidential Information to any officer, employee or agent of such party or of any of its Affiliates shall be made only if and to the extent necessary to utilize the rights granted hereunder or to carry out its responsibilities under this Agreement and shall be limited to the maximum extent possible consistent with such responsibilities. Both parties agree not to disclose the other’s Confidential Information to any third parties under any circumstance without written permission from the other party.”

[***]	REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

35.	The first sentence of Section 6.2 of the License Agreement is deleted in its entirety and replaced with the following text:

“6.2 Publicity. Except as otherwise required by law, rule or regulation, neither party shall issue a press release regarding this Agreement or disclose the terms of this Agreement or originate any publicity, news release or other public announcement, written or oral, relating to this Agreement without the prior written approval of the other Party.; provided, however, that the Parties agree that disclosure of the existence of this agreement where consent to such disclosure has been previously obtained shall not require additional approval; and provided further that either party may disclose the terms of this agreement (excluding Research Plans and Steering Committee minutes) to its investment bankers, investors and potential investors, and actual or potential acquirors (as long as such recipients have obligations of confidentiality and non-use substantially comparable to those contained herein).”

36.	Section 7.1(e) of the License Agreement is amended such that the word “reasonably” is inserted after the word “actions”.

37.	Section 7.1.1 of the License Agreement is amended such that the words “consult with each other regarding, and shall” are inserted after the word “shall” in the first sentence.

38.	Section 10(a) of the License Agreement is amended such that the reference to “the License Agreement” in the second sentence shall be a reference to “this Agreement”.

39.	All capitalized terms not defined herein shall have the meaning set forth in the Collaboration Agreement or License Agreement, as applicable.

All other terms and conditions of the Collaboration Agreement and the License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment #1 to be executed by their duly authorized representatives.

PFIZER INC

By:
John L. LaMattina, Ph.D
Senior Vice President, Pfizer Inc
President, PGRD

Date:

MEDAREX, INC.

By:
Title:
Date:

GENPHARM INTERNATIONAL, INC.

By:
Title:
Date: